UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 23, 2008

VION PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26534 (Commission File Number)	13-3671221 (IRS Employer Identification No.)

4 Science Park, New Haven, CT (Address of Principal Executive Offices)	06511 (Zip Code)

Registrant’s telephone number, including area code: (203) 498-4210

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2008, Vion Pharmaceuticals, Inc. (the “Company”) and its Chief Executive Officer, Alan Kessman, entered into an amendment to Mr. Kessman’s employment agreement with the Company to provide for a one year extension of the term of his employment to December 31, 2009. A copy of the amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein; the summary description of the amendment set forth above is qualified by reference to the complete amendment as filed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment No. 4 to Employment Agreement of Alan Kessman, dated June 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.
Date: June 25, 2008	By:	/s/ Howard B. Johnson
Name: Howard B. Johnson
Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 10.1	Amendment No. 4 to Employment Agreement of Alan Kessman, dated June 23, 2008.